UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 581-7890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure.
In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Regions Financial Corporation executives will make presentations to institutional investors at various meetings during the months of February and March, 2016.
A copy of the presentation materials is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such presentation materials are also available on Regions' web site at www.regions.com.

ITEM 9.01    Financial Statements and Exhibits.
(d) Exhibits. In accordance with general instruction B.2 of Form 8-K, the exhibits listed in the exhibit index are furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit Index

Exhibit No.    Exhibit

99.1	Copy of presentation Regions Financial Corporation intends to provide to institutional investors during the months of February and March.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:     /s/ Hope D. Mehlman
Name:    Hope D. Mehlman
Title:    Senior Vice President,
Assistant General Counsel and Assistant Corporate Secretary
Date: February 23, 2016